FOR  IMMEDIATE  RELEASE

CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

              MATHSOFT REPORTS FIFTH CONSECUTIVE QUARTER OF PROFITS
CAMBRIDGE, Mass., October 13, 1998 - MathSoft, Inc. (Nasdaq: MATH) today reported net income of approximately $570,000, or $0.06 per diluted share, for its third quarter ended September 30, 1998. This compares with net income of $350,000, or $0.04 per diluted share for the corresponding quarter of 1997.
Revenues for the three months ended September 30, 1998 remained relatively consistent at $6,229,000 compared to $6,355,000 for the three months ended September 30, 1997.

Net  income  for  the  nine  months  ended  September 30, 1998 was approximately
$1,212,000,  or  $0.12  per  diluted  share.    This compares with a net loss of
$2,883,000, or $0.32 per diluted share for the corresponding nine months ended September 30, 1997. Revenues for the nine months ended September 30, 1998 grew 18% totaling $17.2 million as compared with revenues of $14.6 million for the nine months ended September 30, 1997.

"We had a strong quarter, with the mid-September release of Mathcad 8 and great momentum for our StudyWorks! line. We look forward to a successful rollout of Mathcad 8 overseas in the fourth quarter. Our business has never been healthier," said Charles Digate, chairman and CEO.

Founded in 1984, MathSoft is a leading provider of design and analysis software for technical professionals, business analysts and students. The company has more than one million users of its Mathcad, StudyWorks, S-PLUS, MathSoft StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft product information can be obtained via the MathSoft Store located at http://www.mathsoft.com, by phone at 1-800-628-4223, by fax at 617-577-8829 or by mail at 101 Main Street, Cambridge, MA 02142.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, Mathcad and StatServer are registered trademarks and the MathSoft logo and StudyWorks are trademarks of MathSoft, Inc.

                        MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)


                                     ASSETS


                                                         UNAUDITED   AUDITED
                                                          SEPT 30,   DEC 31,
                                                            1998       1997
                                                         ----------  --------
CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $    4,669  $  4,134
      Accounts receivables, net                               3,321     2,528
      Other receivables                                       1,332       944
      Inventories                                               212       255
      Prepaid expenses                                          409       234
                                                         ----------  --------
          Total current assets                                9,943     8,095
                                                         ----------  --------

PROPERTY AND EQUIPMENT, NET                                   1,385     1,549

OTHER ASSETS:
      Purchased technology, net                                   0        70
      Other assets                                              560        98
                                                         ----------  --------

           TOTAL ASSETS                                  $   11,888  $  9,812
                                                         ==========  ========




                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                      UNAUDITED   AUDITED
                                                       SEPT 30,   DEC 31,
                                                         1998       1997
                                                      ----------  --------
CURRENT LIABILITIES                                   $    6,639  $  6,225

OTHER LONG-TERM LIABILITIES                                  254        92

STOCKHOLDERS' EQUITY                                       4,995     3,495
                                                      ----------  --------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $   11,888  $  9,812
                                                      ==========  ========

                        MATHSOFT, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                            THREE MONTHS ENDED   NINE MONTHS ENDED
                                                 SEPT 30,             SEPT 30,       SEPT 30,    SEPT 30,
                                                   1998                 1997           1998        1997
                                            -------------------  ------------------  ---------  ----------
REVENUES:
      Software licenses                     $             5,288  $            5,432  $  14,491  $  12,346
      Services and other                                    941                 923      2,663      2,209
                                            -------------------  ------------------  ---------  ----------
          Total Revenues                                  6,229               6,355     17,154     14,555
                                            -------------------  ------------------  ---------  ----------

COST OF REVENUES:
      Software licenses                                     755                 985      2,061      2,530
      Services and other                                    311                 316        949        734
                                            -------------------  ------------------  ---------  ----------
          Total cost of revenues                          1,066               1,301      3,010      3,264
                                            -------------------  ------------------  ---------  ----------
          Gross Profit                                    5,163               5,054     14,144     11,291
                                            -------------------  ------------------  ---------  ----------

OPERATING EXPENSES:
      Sales and marketing                                 2,625               2,622      7,455      7,866
      Research and development                            1,240               1,402      3,594      4,167
      General and administrative                            733                 679      1,935      2,170
                                            -------------------  ------------------  ---------  ----------
          Total operating expenses                        4,598               4,703     12,984     14,203
                                            -------------------  ------------------  ---------  ----------

          INCOME (LOSS) FROM OPERATIONS                     565                 351      1,160     (2,912)

INTEREST INCOME , NET                                        15                   9         62         68
                                            -------------------  ------------------  ---------  ----------
          INCOME (LOSS) BEFORE PROVISIONS
               FOR INCOME TAXES                             580                 360      1,222     (2,844)

PROVISION FOR INCOME TAXES                                   10                  10         10         39
                                            -------------------  ------------------  ---------  ----------
          NET INCOME (LOSS)                 $               570  $              350  $   1,212  $  (2,883)
                                            ===================  ==================  =========  ==========


BASIC EARNINGS (LOSS) PER SHARE:            $              0.06  $             0.04  $    0.13  $   (0.32)
                                            ===================  ==================  =========  ==========


DILUTED EARNINGS (LOSS) PER SHARE:          $              0.06  $             0.04  $    0.12  $   (0.32)
                                            ===================  ==================  =========  ==========




COMMON SHARES OUTSTANDING                                 9,282               9,024      9,220      9,012

DILUTIVE EFFECT OF STOCK OPTIONS                            657                 767        674         --


COMMON SHARES ASSUMING DILUTION                           9,939               9,791      9,894      9,012
                                            ===================  ==================  =========  ==========
